UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 23, 2014 (March 31, 2014)

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Greenwich Office Park

Greenwich, CT 06831

(Address of principal executive offices)

(855) 976-4636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 to Form 8-K amends our Form 8-K dated March 31, 2014, originally filed with the Securities and Exchange Commission (“SEC”) on April 1, 2014 (the “Original Report”) to provide financial statements of Pacer International, Inc. required under Item 9.01(a) of Form 8-K and pro forma financial information required by Item 9.01(b) of Form 8-K. This Amendment No. 1 effects no other changes to the Original Report. We filed the Original Report to report the completion of the acquisition of Pacer International, Inc. pursuant to the terms of the Agreement and Plan of Merger, dated January 5, 2014.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The consolidated balance sheets of Pacer International, Inc. and subsidiaries as of December 31, 2013 and December 31, 2012 and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto, required by this Item 9.01(a) are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) pursuant to Article 11 of Regulation S-X is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number

23.1	Consent of KPMG LLP, independent registered public accounting firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of December 31, 2013, and statement of operations for the year ended December 31, 2013

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Pacer International, Inc. and subsidiaries as of December 31, 2013 and December 31, 2012, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XPO Logistics, Inc.

/s/ John J. Hardig
John J. Hardig
Chief Financial Officer

Date: May 23, 2014

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, independent registered public accounting firm

99.1	Pro Forma Financial Information

Unaudited pro forma condensed combined balance sheet as of December 31, 2013, and statement of operations for the year ended December 31, 2013

99.2	Financial Statements of Businesses Acquired

(i) Report of Independent Registered Public Accounting Firm

(ii) Consolidated balance sheets of Pacer International, Inc. and subsidiaries as of December 31, 2013 and December 31, 2012, and the related consolidated statements of comprehensive income, stockholders’ equity and cash flows for the years ended December 31, 2013, December 31, 2012 and December 31, 2011 and the notes related thereto